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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: June 6, 2000
                        (Date of earliest event reported)


                          VARIAN MEDICAL SYSTEMS, INC.
             (exact name of registrant as specified in its charter)


   DELAWARE                COMMISSION FILE:                     95-2359345
(State or other                1-7598                        (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
 organization)


                                 3100 HANSEN WAY
                        PALO ALTO, CALIFORNIA 91304-1000
          (Address of Principal executive offices, including zip code)


                                 (650) 493-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On June 6, 2000, Varian Medical Systems, Inc. ("Varian") entered into an Agreement and Plan of Merger (the "Merger Agreement") under which Varian Medical Systems New Zealand, Ltd., a wholly-owned subsidiary of Varian, and Impac Medical Systems, Inc. ("Impac") will merge, with Impac surviving and becoming a wholly-owned subsidiary of Varian. The full text of the press release announcing the transaction is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed as part of this Report:

         NO.      EXHIBIT
         ---      -------
         99.1     Press release dated June 6, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

                                          VARIAN MEDICAL SYSTEMS, INC.

Date:  June 6, 2000                       By /s/  ELISHA W. FINNEY
                                             -------------------------
                                             NAME:  Elisha W. Finney
                                             TITLE: Vice President, Finance and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
  NO.                                 DESCRIPTION
-------                               -----------

99.1                                  Press release dated June 6, 2000.


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